Exhibit 10.27

MxEnergy.com Inc.
2003 STOCK OPTION PLAN

1.             Purpose.  The purpose of the MxEnergy.com Inc. 2003 Stock Option Plan (“Plan”) is to recognize the contributions made to MxEnergy.com Inc. (“Company”) and its Affiliates (defined herein) by directors, employees, advisors and Consultants (defined herein) of the Company and its Affiliates, to provide such persons with an additional incentive to devote themselves to the future success of the Company and its Affiliates and to enhance the ability of the Company and its Affiliates to attract, retain and motivate individuals upon whom the sustained growth and financial success of the Company and its Affiliates depend by providing such persons with the opportunity to acquire or increase a proprietary interest in the Company through the grant of rights to acquire the Company’s Common Stock, par value $0.01 per share (“Common Stock”).

2.             Definitions.  Unless the context clearly indicates otherwise, the following terms shall have the following meanings as used herein:

(a)          “Affiliate” means a corporation that is a parent or subsidiary corporation of the Company within the meaning of Section 424(e) or (f) of the Code.

(b)          “Change of Control” shall mean the occurrence of one of the following events (and a Change of Control shall be deemed to have occurred upon the earliest to occur of the following):  (i) the date upon which the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated; (ii) the date upon which the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company; (iii) the date upon which the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) approve a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company’s Common Stock immediately prior to the merger or consolidation will own at least a majority of the common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation’s voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders’ ownership of Common Stock of the Company immediately before the merger or consolidation; (iv) the date upon which any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries becomes the beneficial owner of, or obtains voting control over, more than fifty percent (50%) of the outstanding shares of the Company’s Common Stock; or (v) the first day after the effective date of this Plan upon which directors are elected such that a majority of the Board of Directors shall have been members of the Board of Directors for less than two (2) years, unless the nomination for election of each new director who was not a director at the beginning of such two (2) year period was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period.

(c)           “Code” means the Internal Revenue Code of 1986, as amended.

(d)          “Committee” means the Board of Directors, or a committee of the Board of Directors appointed in accordance with Section 3 of the Plan, when acting in connection with the administration of the Plan.

(e)           “Consultant” shall mean a non-employee advisor or consultant retained by the Company whose services are considered by the Committee to be of sufficient importance to the Company to merit an award of Options hereunder.

(f)            “Disability” shall have the meaning set forth in Section 22(e)(3) of the Code.

(g)          “Fair Market Value” shall mean the per share value of the Common Stock determined as follows:  (i) if the Common Stock is traded in a public market and listed on a national securities exchange or included in the NASDAQ National Market System, then the Fair Market Value shall be the last reported sale price thereof on the relevant date; (ii) if the Common Stock is traded in a public market and not listed on a national securities exchange or included in the NASDAQ National Market System, then the Fair Market Value shall be the average of the last reported “bid” and “asked” prices thereof on the relevant date as reported on NASDAQ or, if not so reported, as reported by the National Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines; or (iii) at any time at which the Common Stock is not traded in a public market, the Fair Market Value shall be determined by the Board of Directors, acting in good faith, which determination shall be final and binding for all purposes of the Plan.

(h)          “ISO” means an Option granted under the Plan that is intended to qualify as an “incentive stock option” within the meaning of Section 422(b) of the Code.

(i)           “Non-employee Director” means a member of the Board of Directors who is not an employee of the Company or an Affiliate.

(j)            “Non-qualified Stock Option” means an Option granted under the Plan that is not intended to qualify, or otherwise does not qualify, as an “incentive stock option” within the meaning of Section 422(b) of the Code.

(k)          “Option” means either an ISO or a Non-qualified Stock Option granted under the Plan.

(l)           “Optionee” means a person to whom an Option has been granted under the Plan, which Option has not been exercised, expired or terminated.

(m)          “Option Document” means the document described in Section 8 of the Plan that sets forth the terms and conditions of each Option grant.

(n)          “Option Price” means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Section 8(c) of the Plan.

(o)          “Rule 16b-3” means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

(p)          “Shares” means the shares of Common Stock of the Company that are the subject of Options.

3.             Administration of the Plan.

(a)          Administration.  The Plan shall be administered by the Board of Directors of the Company.  The Board of Directors may designate a Committee composed of at least two Non-employee Directors within the meaning of Rule 16b-3(3) to operate and administer the Plan in its stead, except that to the extent that the Plan pertains to Non-employee Directors, it shall be administered by the Board of Directors.

(b)          Meetings; Action Without a Meeting.  The Committee shall hold meetings at such times and places as it may determine.  Acts approved at a meeting by a majority of the members of the Committee and acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

(c)           Authority of the Committee.  Except with respect to Options granted to Non-employee Directors pursuant to Section 9 hereof, the Committee shall from time to time at its discretion direct the Company to grant Options pursuant to the terms of the Plan.  The Committee shall have plenary authority to:  (i) determine the Optionees to whom, the times at which, and the price at which Options shall be granted; (ii) determine the type of Option to be granted and the number of Shares subject thereto; and (iii) approve the form and terms and conditions of the Option Documents; all subject, however, to the express provisions of the Plan.  The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final, binding and conclusive.

(d)          Exculpation.  No member of the Board of Directors shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, provided that this Section 3(d) shall not apply to:  (i) any breach of such member’s duty of loyalty to the Company or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (iii) acts or omissions that would result in liability under Section 174 of the Delaware General Corporation Law as amended; and (iv) any transaction from which the member derived an improper personal benefit.

(e)           Indemnification.  Service on the Committee shall constitute service as a member of the Board of Directors of the Company.  Each member of the Committee shall be entitled without further act on such member’s part to indemnity from the Company to the fullest extent provided by applicable law and the Company’s Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which such member may be involved by reason of such member’s being or having been a member of the Committee, whether or not such member continues to be a member of the Committee at the time of the action, suit or proceeding.

4.             Shares Subject to the Plan.

(a)          Number of Shares Reserved.  The aggregate maximum number of Shares for which Options may be granted pursuant to the Plan is Four Hundred Thousand (400,000) Shares.  The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company.  If an Option terminates or expires without having been fully exercised for any reason, the Shares for which the Option was not exercised may again be the subject of one or more Options granted pursuant to the Plan.

(b)          Adjustments Upon Changes in Capitalization.  The aggregate number of Shares and class of shares as to which Options may be granted hereunder, the number and class or classes of shares covered by each outstanding Option and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion or exchange of other securities of the Company which are convertible into or exchangeable for Common Stock) affecting the Common Stock that is effected without receipt of consideration by the Company.  The Committee shall have authority to determine the adjustments to be made under this Section and any such determination by the Committee shall be final, binding and conclusive; provided, however, that no adjustment shall be made that will cause an ISO to lose its status as such without the consent of the Optionee, except for adjustments made pursuant to Section 10 hereof.

5.             Term of the Plan.  The Plan is effective as of November 30, 2003, the date as of which it was adopted by the Board of Directors of the Company, subject to approval by the stockholders on or before November 30, 2003.  In the event that stockholder approval of the Plan is not obtained on or before such date, the Plan shall be of no effect and any options granted hereunder shall terminate.  No Option granted hereunder shall be exercisable prior to the date on which the Plan is duly approved by the stockholders of the Company.  No Option may be granted under the Plan after November 30, 2013.

6.             Eligibility.  All employees, Consultants and members of the Board of Directors of the Company and its Affiliates shall be eligible to receive Options hereunder, however, Non-employee

Directors may receive Options only pursuant to Section 9 hereof.  The Committee, in its sole discretion, shall determine all questions of eligibility to receive Options hereunder.

7.             Grants.

(a)          Form of Grants.  Grants under the Plan may be in the form of a Non-qualified Stock Option, an ISO or a combination thereof, at the discretion of the Committee.  Unless specifically designated as an ISO at the time of grant, each Option granted under the Plan shall be a Non-qualified Stock Option.  If an Option designated as an ISO is determined for any reason not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the Plan.

(b)          Grants to Non-employee Directors.  Grants of Options to Non-employee Directors shall be made in accordance with Section 9 hereof and the Non-employee Directors to whom Options will be granted, the timing of such grants, the price at which Shares subject to such Options may be purchased and the number of Shares covered by such Options shall be determined as specifically set forth in such Section.

(c)           Other Grants.  Except with respect to Options granted to Non-employee Directors, the Committee shall from time to time at its discretion direct the Company to grant Options pursuant to the terms of the Plan.  In determining the Optionees to whom, the times at which, and the price at which Options shall be granted, the types of Option to be granted, the number of Shares to which Options shall apply and the terms and conditions of the Option Documents, the Committee may take into account the nature of the Optionee’s services and responsibilities, the Optionee’s present and potential contribution to the Company’s success and such other factors as it may deem relevant.

8.             Option Documents and Terms.

(a)          Form of Option Documents.  Options granted pursuant to the Plan shall be evidenced by Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with, and be subject to, the terms and conditions of this Section 8 and such other terms and conditions as the Committee shall from time to time require consistent with the terms of the Plan, except that the provisions of this Section 8 shall not be applicable to Options granted to Non-employee Directors, except as otherwise provided in Section 9.

(b)          Number of Option Shares.  Each Option Document shall state the number of Shares to which it pertains.  An Optionee may receive more than one Option and may receive Options intended to be ISO’s and Options intended not to be ISO’s, but only on the terms and subject to the conditions and restrictions of the Plan.

(c)           Option Price.  Each Option Document shall state the Option Price.  For a Non-qualified Stock Option, the Option Price may be less than, equal to or greater than the Fair

Market Value of the Shares on the date the Option is granted.  For an ISO, the Option Price shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Section 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted.

(d)          Exercise.  No Option shall be deemed to have been exercised prior to receipt by the Company of written notice of such exercise and payment in full of the Option Price for the Shares to be purchased.  Each such notice shall specify the number of Shares to be purchased and, unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933 (“Act”), shall contain the Optionee’s acknowledgment in form and substance satisfactory to the Company that:  (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act); (ii) the Optionee has been advised and understands that the Shares have not been registered under the Act and are “restricted securities” within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration; (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws; and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates.  Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending:  (i) registration under federal or state securities laws; (ii) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available; (iii) the listing or inclusion of the Shares on any securities exchange or an automated quotation system; or (iv) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares; the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

(e)           Medium of Payment.  An Optionee shall pay for Shares:  (i) in cash; (ii) by certified, bank or cashier’s check payable in clearing house funds to the order of the Company; (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or (iv) if so provided in the Option Document to which the Shares pertain, in whole or in part as provided in such Option Document in shares of the Company’s Common Stock held by the Optionee.  If payment is made in whole or in part in shares of the Company’s Common Stock, the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee.  In the event that certificates for shares of the Company’s Common Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent the Shares in respect of which payment is made, and an additional certificate shall be issued to the Optionee for such excess number of shares.  Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock as payment for Shares to be acquired through the exercise of an Option as it deems appropriate.

(f)            Termination of Options.

(i)           No Option shall be exercisable after the first to occur of the following:

(A)          Expiration of the Option term specified in the Option Document, which shall not occur after ten (10) years from the date of grant, or five (5) years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate.

(B)          Expiration of three (3) months from the date the Optionee’s employment or service with the Company or its Affiliates (other than service as a Non-employee Director) terminates for any reason other than Disability or death or as otherwise specified in Section 8(f)(i)(D) or 8(f)(i)(E) hereof, or as otherwise specifically provided by the Committee acting pursuant to Section 8(f)(ii) below.

(C)          Expiration of one (1) year from the date such employment or service with the Company or its Affiliates, including service as a Non-employee Director, terminates due to the Optionee’s Disability or death.

(D)          A finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached the Optionee’s employment or service contract with the Company or an Affiliate or has been engaged in disloyalty to the Company or an Affiliate including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of the Optionee’s employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate.  In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price.  Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.

(E)          The date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company.

(ii)          Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document in accordance with Section 8(f)(i)(A), provided that any change pursuant to this Section 8(f)(ii) that would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

(g)          Transfers.  No Option granted under the Plan may be transferred except by will or by the laws of descent and distribution.  During the lifetime of the person to whom an Option is granted, such Option may be exercised only by such person.  Notwithstanding the foregoing, a Non-qualified Stock Option may be transferred pursuant to the terms of a “qualified domestic relations order,” within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

(h)          Limitation on ISO Grants.  In no event shall the aggregate fair market value of the shares of Common Stock (determined at the time the ISO is granted) with respect to which incentive stock options under all incentive stock option plans of the Company or its Affiliates are exercisable for the first time by the Optionee during any calendar year exceed $100,000.

(i)           Other Provisions.  Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

(j)            Amendment.  Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee’s consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Section 8(f)(i)(E) or Section 10 of the Plan, as applicable.

9.             Grants to Non-Employee Directors.

(a)          Generally.  Options granted pursuant to the Plan to Non-Employee Directors shall be granted in accordance with the terms and conditions set forth in this Section 9.  Options granted pursuant to this Section 9 shall be evidenced by Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the terms and conditions of this Section 9 and such other terms and conditions as the Committee shall from time to time require consistent with the terms of the Plan.

(b)          Grants; Exercisability; Option Price.  Grants to Non-employee Directors shall be made at the discretion of the Committee.  Except as otherwise provided herein or in the applicable Option Document, with respect to the termination of such Options or the acceleration of the exercisability thereof, each such Option shall be a Non-qualified Stock Option, exercisable at any time during its term following the date of grant.  The Option Price shall be equal to the Fair Market Value of the Shares on the date the Option is granted.

(c)           Termination of Option Granted Pursuant to Section 9.  All Options granted pursuant to this Section 9 shall be exercisable until the first to occur of the following:

(i)           Expiration of ten (10) years from the date of grant;

(ii)          Expiration of one (1) year from the date the Optionee’s service with the Company as a director terminates due to the Optionee’s Disability or death; or

(iii)         Removal of the Optionee from the Optionee’s position as a director of the Company pursuant to the procedure for removal set forth in the Company’s Certificate of Incorporation and/or Bylaws or a finding by the Board of Directors, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached any service contract with, or duty of loyalty or care owed to, the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate; in such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price and, notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.

10.           Change of Control.  In the event of a Change of Control, the Committee may take whatever action it deems necessary or desirable with respect to the Options outstanding (other than Options granted pursuant to Section 9) including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees.  Any amendment to this Section 10 that diminishes the rights of Optionees shall not be effective with respect to Options outstanding at the time of adoption of such amendment, whether or not such outstanding Options are then exercisable.

11.           Withholding of Taxes.  Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option, the Company shall have the right to require the recipient to remit or otherwise make available to the Company funds sufficient to satisfy any applicable federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificates for Shares or to take whatever other action it may deem necessary to protect its interests with respect to tax liabilities.  The Company’s obligation to make any delivery or transfer of Shares shall be conditioned upon the Optionee’s compliance, to the Company’s satisfaction, with any requirement imposed pursuant to this Section 11.

12.           Miscellaneous.

(a)          No Commitment to Retain.  The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee in the employ of the Company or any Affiliate and/or as a member of the Board of Directors of the Company or any Affiliate or in any other capacity.

(b)          Interpretation.  The Plan is intended to enable transactions under the Plan with respect to directors and Officers (within the meaning of Section 16(a) under the Securities Exchange Act of 1934, as amended) to satisfy the conditions of Rule 16b-3 or its successors.  To the extent that any provision of the Plan would cause a conflict with such conditions or would cause administration of the Plan as provided for in Section 3 hereof to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law.  This Section shall not be applicable if no class of the Company’s equity securities is then registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

(c)           Amendment of the Plan.  The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable, however, the Board of Directors may not change the class of individuals eligible to receive an ISO or increase the maximum number of shares as to which Options may be granted without obtaining approval, within twelve (12) months before or after such action, by vote of a majority of the votes cast at a duly called meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock of the Company is present and voting on the matter, in person or by proxy.  In addition, the provisions of Section 9 that determine:  (i) which directors shall be granted Options pursuant to Section 9; (ii) the number of Shares subject to Options granted pursuant to Section 9; (iii) the exercise price applicable to Options granted pursuant to Section 9; and (iv) the timing of grants of Options pursuant to Section 9 shall not be amended more than once every six (6) months, other than to comport with changes in the Code or the Employee Retirement Security Act of 1974, as amended.  Notwithstanding the foregoing, no amendment to the Plan shall adversely affect any outstanding Option without the consent of the Optionee.

AMENDMENT NO. 1

TO THE

2003 STOCK OPTION PLAN

OF

MxENERGY INC.

WHEREAS, the Board of Directors of MxEnergy Inc. (the Company”) adopted resolutions to recommend, and did recommend to the stockholders of the Company, that the Company’s 2003 Option Plan (the “Plan”) be amended to modify Section 4(b) of the Plan; and

WHEREAS, a majority of the votes cast of the stockholders of the Company voted affirmatively to amend Section 4(b) of the Plan.

NOW THEREFORE, BE IT RESOLVED, that Section 4(b) of the Plan is hereby amended and restated in its entirety as follows:

“(b)  Adjustments Upon Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Option, and the number of Shares that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Option, as well as the price per Share covered by each such outstanding Option, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification (including by merger) of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Option.”

Except as provided herein, the Plan shall remain in full, force and effect without any additional modification.